BankFinancial Corporation
(NASDAQ: BFIN)

Fixed Income Investor Presentation

March 2021



BankFinancial Corporation

Offering **Disclaimers**

Keefe, Bruyette & Woods, Inc. ("KBW") has been retained by BankFinancial Corporation (together with its affiliates and subsidiaries, "BFIN", "Seller" or the "Company") to serve as the lead placement agent in connection with a potential sale of subordinated notes by BFIN (the "Potential Transaction")

This Investor Presentation ("IP") is for the exclusive use of its recipient ("Recipient") and such Recipient's directors, officers, employees, advisors (including, without limitation, attorneys, accountants, investment bankers and consultants), agents, affiliates or controlling persons of an entity (collectively "Representatives"). By viewing this IP, Recipient and its Representatives agree that this IP is confidential information and agree to use this information only to assist them in evaluating the Potential Transaction and for no other purpose.

While the Seller, Agents and their respective Representatives believe that the financial and other information contained herein is accurate, the Seller, Agents and their respective Representatives make no representation or warranty, express or implied, as to the fairness, accuracy or completeness of this IP in any respect and expressly disclaim any and all liability for any information contained in, or omitted from, this IP or any other written or oral communication transmitted or made available to prospective purchasers. The Seller, Agents and their respective Representatives (a) shall not have any responsibility for the use of this IP by the Recipient or its Representatives or investors and (b) to the extent permitted by law, shall not be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in, or omission from, this IP or for any of the written, electronic or oral communications transmitted to a Recipient in the course of the Recipient's own investigation and evaluation of the Potential Transaction.

Certain information contained in this IP has been obtained from published and non-published sources prepared by other parties, which in certain cases have not been updated through the date hereof. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

This IP does not constitute or form a part of any offer to sell, or a solicitation of an offer to purchase, any securities of the Company or its subsidiaries or affiliates. Only those particular representations and warranties, if any, that may be made to the purchaser in a definitive written Note Purchase Agreement ("NPA") when, as, and if it is executed, and subject to such limitations and restrictions as may be specified in any such NPA or similar agreement, shall have any legal effect. Except for the potential exchange of the notes, the notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any other state or the securities laws of any other jurisdiction, nor is such registration contemplated. The notes will be offered and sold in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the Potential Transaction will be made. The notes may be offered outside of the United States in reliance upon the exemption from registration provided by Regulation D or Regulation S promulgated under the Securities Act and other exemptions of similar import in the laws of the countries and jurisdictions where the Potential Transaction will be made.

This IP contains only summary information and does not purport to be comprehensive or to contain all the information that may be necessary or desirable to evaluate the Potential Transaction, nor is it intended to form a basis of any investment decision. Recipient should conduct, and is responsible for, its own investigations and analysis of BFIN and should check the accuracy, reliability and completeness of the information and obtain independent advice from appropriate sources. In furnishing the IP, none of the Seller, Agents or their respective Representatives undertakes any obligation to provide Recipient with access to any additional information or to correct any inaccuracies which may become apparent or to revise any estimates and projections to reflect any changes in expectations with regard to the IP or any change in circumstances after the date of the IP, except as required by law. Without prejudice to the foregoing, if the Seller, Agents or any of their respective Representatives provide any further information (whether or not in writing), whether by way of update or otherwise, to Recipient after the date of the IP, the terms and conditions applying to the IP also will apply to such further information.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities of the Company or passed upon the accuracy or adequacy of this IP. Any representation to the contrary is a criminal offense.

The securities referenced in this IP are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

This IP includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company's reported results prepared in accordance with GAAP. Reconciliations of non-GAAP financial measures are provided in this IP. Numbers in this IP may not sum due to rounding.

BankFinancial Corporation

Forward Looking **Statements**

This Presentation contains, and the periodic and current reports we file with the SEC, press releases and other public stockholder communications of BankFinancial Corporation may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which involve significant risks and uncertainties. Forward-looking statements may include statements relating to our future plans, strategies and expectations, as well as our future revenues, earnings, losses, financial performance, financial condition, asset quality metrics and future prospects. Forward looking statements are generally identifiable by use of the words "believe," "may," "will," "should," "could," "expect," "estimate," "intend," "anticipate," "project," "plan," or similar expressions. They are frequently based on assumptions that may or may not materialize, and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward looking statements. We intend all forward-looking statements, including the financial projections contained herein, to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for the purpose of invoking these safe harbor provisions. Forward looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statement in the future, or to reflect circumstances and events that occur after the date on which the forward-looking statement was made.

Factors that could cause actual results to differ materially from the results anticipated or projected and which could materially and adversely affect our operating results, financial condition or future prospects include, but are not limited to: (i) less than anticipated loan growth due to intense competition for loans and leases, particularly in terms of pricing and credit underwriting, or a dearth of borrowers who meet our underwriting standards; (ii) the impact of re-pricing and competitors' pricing initiatives on loan and deposit products; (iii) interest rate movements and their impact on the economy, customer behavior and our net interest margin; (iv) adverse economic conditions in general, or specific events such as a pandemic or terrorism, and in the markets in which we lend that could result in increased delinquencies in our loan portfolio or a decline in the value of our investment securities and the collateral for our loans; (v) declines in real estate values that adversely impact the value of our loan collateral, OREO, asset dispositions and the level of borrower equity in their investments; (vi) borrowers that experience legal or financial difficulties that we do not currently foresee; (vii) results of supervisory monitoring or examinations by regulatory authorities, including the possibility that a regulatory authority could, among other things, require us to increase our allowance for loan losses or adversely change our loan classifications, write-down assets, reduce credit concentrations or maintain specific capital levels; (viii) changes, disruptions or illiquidity in national or global financial markets; (ix) the credit risks of lending activities, including risks that could cause changes in the level and direction of loan delinquencies and charge-offs or changes in estimates relating to the computation of our allowance for loan losses; (x) monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; (xi) factors affecting our ability to access deposits or cost-effective funding, and the impact of competitors' pricing initiatives on our deposit products; (xii) legislative or regulatory changes, that have an adverse impact on our products, services, operations and operating expenses; (xiii) higher federal deposit insurance premiums; (xiv) higher than expected overhead, infrastructure and compliance costs; (xv) changes in accounting or tax principles, policies or guidelines; (xvi) the effects of any federal government shutdown; and (xvii) privacy and cybersecurity risks, including the risks of business interruption and the compromise of confidential customer information resulting from intrusions.

These risks and uncertainties, as well as the Risk Factors set forth in Item 1A of our Annual Report on Form 10-K, as well as, other filings we make with the SEC, should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

BankFinancial Corporation

Table of Contents

BankFinancial Corporation

Offering **Term Sheet**

Issuer	BankFinancial Corporation (BFIN)
Security Offered	Subordinated Debt Due 2031
Security Rating (1)	BBB+ by Egan-Jones Ratings Company
Structure	Fixed-to-floating Rate
Issuance Type	Regulation D Private Placement
Term	10 Years
Call Date	5 Years
Use of Proceeds	General corporate purposes
Sole Placement Agent	Keefe, Bruyette & Woods, *A Stifel Company*

(1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings, and, accordingly, each rating should be evaluated independently of any other rating.

BankFinancial Corporation

1 Franchise Overview and Credit Highlights

BankFinancial Corporation

Today's **Presenters**

F. Morgan Gasior
Chairman, CEO & President

- Has served in this role for the Company since 2004, and for the Bank since 1989
- Has been employed by the Bank in a variety of positions since 1984
- Previously served as a Director and Officer with Financial Assurance Services, Inc.

Paul A. Cloutier
Executive VP, CFO & Treasurer

- Has served in this role for the Company since 2004, and for the Bank since 1991
- Registered Certified Public Accountant in the State of Michigan
- Previously served as a Senior Tax Associate with Coopers & Lybrand

Company Overview

Franchise Overview



North Libertyville
South Libertyville
Lincolnshire
Deerfield
Northbrook
Schaumburg
Lincolnwood
Lincoln Park
Hyde Park
Downers Grove
Westmont
Naperville
Burr Ridge
Chicago Ridge
Calumet Park
Orland Park
Calumet City
Hazel Crest
Joliet
Olympia Fields

19 Banking Offices in Cook, Lake, DuPage, and Will Counties

Financial Highlights

Balance Sheet	
Total Assets ($mm)	$1,597
Total Gross Loans ($mm)	$1,010
Deposits ($mm)	$1,394
Loans / Deposits (%)	72.5
Performance Ratios (Q4 Annualized)	
Core ROAA (%) [1]	0.64
Core ROATCE (%) [1]	5.85
Net Interest Margin (%)	3.03
Efficiency Ratio (%)	73.46
Asset Quality	
NPAs / Assets (%)	0.09
NPAs / (Loans + OREO) (%)	0.14
Reserves / NPLs (%)	634.8
Reserves / Loans (%)	0.77
Texas Ratio (%)	0.76
Capital Ratios	
TCE / TA (%)	10.83
Leverage Ratio (%)	10.79
CET1 Ratio (%)	19.20
Tier 1 Capital Ratio (%)	19.20
Total Capital Ratio (%)	20.07

9 Consecutive "Outstanding" CRA Ratings

All financial information as of 12/31/2020 unless indicated otherwise; Consensus estimates and market data as of 3/11/2021 per FactSet Research Systems
(1) Reflects Non-GAAP figures; See Appendix for Non-GAAP reconciliation

Key Business Lines

Multi-Family Real Estate

- $452MM, 45%% of loans
- Focus on stabilized Class B & C apartment buildings
- 50% Chicago / 50% nationwide
- Wtd. avg. LTV – 50%
- Wtd. avg. DSCR – 2.0x

Equipment Finance

- $326MM, 32% of loans
- Direct origination with independent lessors
- Fully amortizing equipment leases
- Equipment types are predominantly IT & Material Handling



Commercial Finance

- $79MM, 8% of loans
- Direct Lessor Finance ($37MM)
- Chicago MSA Commercial Banking ($29MM)
- National Healthcare and Commercial Finance ($13MM)

Non-Residential Real Estate

- $109MM, 11% of loans
- 81% non-owner occ.
- Concentrated in Chicago
- Avg. Loan Size - $659k
- Wtd. avg. LTV – 48%
- Wtd. avg. DSCR – 2.1x

BankFinancial Corporation

Credit Highlights

Franchise and Management Strength

- Nationwide business model that results in a geographically diverse loan portfolio
- Strong risk management culture with robust governance and experienced credit personnel
- Minimal borrower concentration – Top 5 loan relationships represent approximately 8% of loan portfolio
- Performance driven management team with deep operating experience

Granular Loan and Deposit Portfolio

- 73% loan-to-deposit ratio
- Core funded franchise with 92% core deposits and 0.28% cost of funds
- Low-risk loan portfolio given product types, conservative underwriting and strong recoveries profile
- Consistent progress towards goal of 50% C&I / 50% Multi-Family and CRE balanced portfolios
- Prudent credit culture and pristine asset quality in light of COVID-19 modifications

Strong Capital Position and Consistent Profitability

- Capital ratios far in excess of well capitalized minimums (Q4' 20 CET1 of 19.2% and TRBC of 20.1%)
- Net interest margin positioned for relative stability in all rate environments given asset and liability durations
- Consistent and improving bottom-line (32 consecutive quarters of profitability)
- Limited holding company double leverage

BankFinancial Corporation

Historically Strong **Credit Culture**

Acquisition of challenged DG Bancorp in 2011, resulted in the transfer of impaired loans. As management expected and reflected in the low purchase price, BFIN experienced temporarily elevated NPL levels and subsequent charge-offs.

NPLs / Loans



4.60%
4.56%
7.14%
3.54%
1.87%
1.24%
0.49%
0.27%
0.18%
0.11%
0.07%
0.12%
4.41%
4.15%
4.11%
3.36%
2.67%
2.07%
1.71%
1.57%
1.31%
1.12%
0.98%
1.21%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
BFIN
U.S. Average

NCOs / Average Loans



0.39%
0.75%
1.04%
3.91%
0.31%
0.13%
(0.08%)
0.11%
(0.02%)
0.00%
0.37%
(0.01%)
2.67%
2.67%
1.64%
1.12%
0.70%
0.49%
0.43%
0.46%
0.48%
0.46%
0.49%
0.51%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
BFIN
U.S. Average

Source: S&P Global Market Intelligence; All financial information as of December 31, 2020 unless indicated otherwise.

BankFinancial Corporation

2021 Priorities

Continue growth & diversification of loan portfolio

- Expanded capabilities and capacity in Commercial Finance Lending and Equipment Finance now enable additional yield support/enhancement
- Continue progress towards goal of 50% Commercial Finance / 50% Multi-Family and CRE balanced portfolios

Maximize contribution of deposit infrastructure to support loan growth & stronger non-interest income

- Further improvements to operating efficiency (deposit balances and non-interest income) from existing branch and other deposit-focused channels including new treasury services department

Maintain Asset Quality

Continue utilization of shareholder return capabilities



BankFinancial Corporation

2 Financial Highlights

BankFinancial Corporation

Historical Balance Sheet Growth

Total Assets ($mm)



$1,620
$1,626
$1,585
$1,488
$1,597
2016Y
2017Y
2018Y
2019Y
2020Y

Total Loans ($mm)



$1,313
$1,315
$1,324
$1,168
$1,003
2016Y
2017Y
2018Y
2019Y
2020Y

Total Deposits ($mm)



LtD %
98.0%
98.1%
97.9%
90.9%
71.9%
$1,339
$1,340
$1,352
$1,285
$1,394
2016Y
2017Y
2018Y
2019Y
2020Y

Common Equity ($mm)

BFIN is managing capital through a share repurchase as it monitors its loan portfolio in accordance with its long-term approach.



$205
$198
$187
$174
$173
2016Y
2017Y
2018Y
2019Y
2020Y

Source: S&P Global Market Intelligence & company documents; All financial information as of December 31, 2020 unless indicated otherwise.

BankFinancial Corporation

Historical Earnings Performance

Core ROAA (%) (1)



0.91%
0.66%
0.63%
0.53%
0.64%
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Core ROATCE (%) (1)



7.78%
5.59%
5.62%
4.91%
5.85%
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Efficiency Ratio (%)



66.6%
71.9%
73.1%
77.8%
73.5%
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Net Interest Margin (%)



3.50%
3.44%
3.09%
2.85%
3.03%
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Source: S&P Global Market Intelligence & company documents; All financial information as of December 31, 2020 unless indicated otherwise.
(1) Non-GAAP financial metric, please see reconciliation of non-GAAP financials metrics shown in the Appendix.

BankFinancial Corporation

Stable, Low-Cost **Core Deposit Franchise**

Decreasing Cost of Funds

Lower cost driven by a focus on local retail and commercial deposits combined with a lack of reliance on wholesale funding



0.95%
0.85%
68 bps
0.56%
0.42%
0.27%
4Q19
1Q20
2Q20
3Q20
4Q20

- Cost of funds continues to be **actively managed downward** through a combination of deposit pricing and funding mix

Driven By...

Decreasing Cost of Total Deposits



0.95%
0.85%
0.56%
0.42%
0.27%
4Q19
1Q20
2Q20
3Q20
4Q20

Decreasing Reliance on Wholesale Funding (1)



1.90%
0.79%
0.99%
0.28%
0.28%
4Q19
1Q20
2Q20
3Q20
4Q20

Source: S&P Global Market Intelligence & company documents; All financial information as of December 31, 2020 unless indicated otherwise.

(1) Reliance on wholesale funding calculated as follows: sum of total borrowings and brokered deposits divided by total borrowings plus total deposits; data reflects bank level financials.

Historical **Asset Quality**

NPAs / Loans + OREO (%)



0.56%
0.36%
0.21%
0.08%
0.14%
2016Y
2017Y
2018Y
2019Y
2020Y

Reserves / Total Loans (%)



0.62%
0.63%
0.64%
0.65%
0.77%
2016Y
2017Y
2018Y
2019Y
2020Y

Net Charge-offs / Average Loans (%)



One-off $4.4 million loss recorded on the sale of a fraudulent Chicago commercial credit exposure
0.11%
(0.02%)
0.00%
0.37%
(0.01%)
2016Y
2017Y
2018Y
2019Y
2020Y

Provisions / Average Loans (%)



(0.02%)
(0.01%)
0.01%
0.30%
0.00%
2016Y
2017Y
2018Y
2019Y
2020Y

Source: S&P Global Market Intelligence & company documents; All financial information as of December 31, 2020 unless indicated otherwise.

BankFinancial Corporation

Historical **Capital Position**

Tangible Common Equity / Tangible Assets (%) (1)



12.60%
12.14%
11.80%
11.72%
10.83%
2016Y
2017Y
2018Y
2019Y
2020Y

Tier I Leverage Ratio (%)



11.92%
11.49%
11.82%
11.48%
10.79%
2016Y
2017Y
2018Y
2019Y
2020Y

Tier I Risk-Based Ratio (%)



16.25%
16.33%
15.61%
16.48%
19.20%
2016Y
2017Y
2018Y
2019Y
2020Y

Total Risk-Based Capital Ratio (%)



16.96%
17.06%
16.33%
17.23%
20.07%
2016Y
2017Y
2018Y
2019Y
2020Y

53% of Multi-Family portfolio (76% of seasoned portfolio) qualifies for 50% risk-based capital treatment

Source: S&P Global Market Intelligence & company documents; All financial information as of December 31, 2020 unless indicated otherwise.
(1) Non-GAAP financial metric, please see reconciliation of non-GAAP financials metrics shown in the Appendix.

BankFinancial Corporation

3 Loan and Deposit Portfolio

BankFinancial Corporation

Loan Portfolio **Composition**

12/31/20 Loan Composition



4.31%
40.11%
10.76%
44.78%

- Commercial Loans and Leases ($405MM)
- Multi-Family Real Estate ($452MM)
- Non-Residential Real Estate ($109MM)
- Residential/Consumer ($44MM)

Commercial Loan Industry Concentrations



11.13%
2.99%
5.67%
7.42%
9.59%
63.20%

- Real Estate, Rental and Leasing ($613MM)
- Public Administration ($93MM)
- Manufacturing ($72MM)
- Health Care and Social Assistance ($55MM)
- Educational Services ($29MM)
- Other ($108MM)

Targeted Organic Loan Origination on National, Regional, or Local Basis

1. Commercial Finance/Healthcare and Lessor Financing
2. Commercial Equipment Leases
3. Multi-Family

Minimal Borrower Concentration:

Top 5 Loan Relationships represent approximately 8% of Loan Portfolio

Minimal Construction/Land Loans exposure:

(< .05% of total loans)

Limited total exposure to Hospitality, Restaurant, Oil and Gas representing less than 2% of loans

All financial information as of December 31, 2020 unless indicated otherwise.

BankFinancial Corporation

Commercial **Loan Portfolio**

CRE / Total Risk-based Capital: 314%
Non-Owner Occupied CRE / Total Risk-based Capital: 302%

Equipment Finance



32%
42%
27%
Government ($103MM)
Investment Grade ($87MM)
Other Corporate, Middle Market and Small Ticket ($136MM)

Direct origination relationships with independent lessors throughout US, including several ELFA Top 25 Independent Lessors

Typical structure is fully amortizing commercial equipment lease or financing agreement

- Weighted average life of the portfolio is 1.23 years based on expected cash flows
- Lease terms range from 24 months to 84 months, depending on lessee credit and equipment type
- Support Fair Market Value, Finance, Operating and Capital Lease structures

Equipment types are predominantly Information Technology & Material Handling

- "Essential-use/Mission-critical" hardware and software to lessee operations
- Lessee distribution governed by concentration of credit limits

Commercial Finance



47%
37%
16%
Chicago Regional Banking ($29MM)
National Healthcare and Commercial Finance ($13MM)
Equipment Finance - Direct Lessor Finance ($37MM)

Chicago MSA Commercial Banking

- Focus on companies $2MM to $10MM in sales
- Working capital, equipment, and owner-occupied CRE
- $45 million in total commitments with 64% utilization at 12/31/20
- $10 million in PPP loans outstanding

National Healthcare and Commercial Finance

- Working capital, equipment, acquisition & HUD bridge financing
- $125 million in total commitments with 11% utilization at 12/31/20

Equipment Finance: Direct Lessor Finance

- Bridge/warehouse, working capital, retained portfolio and residual equity loan/equity pool credit products
- $104 million in total commitments with 36% utilization at 12/31/20

All financial information as of December 31, 2020 unless indicated otherwise.

Multi-Family **Loan Portfolio**



15%
3%
3%
3%
3%
10%
14%
49%
Chicago, IL ($220MM)
Dallas, TX ($63MM)
Denver, CO ($45MM)
Tampa, FL ($15MM)
Spartanburg - Greenville, SC ($15MM)
Austin, TX ($13MM)
Minneapolis, MN ($11MM)
Other Markets ($70MM)

Focus on Stabilized Class B & C Apartment Buildings

- Chicago MSA and selected geographic markets with strong macroeconomic and employment growth trends
- "Rent By Necessity" / Affordable Housing tenants – no Class A luxury properties
- Tenant base and geographic location result in assets with high demand and limited new supply

Strong Underwriting Metrics

- Weighted Average DSCR – 2.02x
- Weighted Average LTV – 50%
- 53% of Total Portfolio / 76% of Seasoned Portfolio qualifies for 50% Risk-Based Capital Treatment

Geographic Diversification in Selected High-Performing Markets

- Risk assessments & concentration of credit limits maintained for all markets

Direct Loan Originations Supported by Independent Underwriting

- Commercial Bankers located in all targeted geographic markets
- Loan-level stress parameters: NOI, Debt Service & Valuation
- Independent credit analysis & collateral inspection practices

All financial information as of December 31, 2020 unless indicated otherwise.

BankFinancial Corporation

Non-Residential Real Estate **Loan Portfolio**


19%
81%
Non-Owner Occupied ($88MM)
Owner Occupied ($21MM)

Top Three Portfolios – Non-Owner Occupied

- Retail - $45MM
- Mixed Use Building - $13MM
- Office Building - $12MM

Strong Underwriting Metrics

- Weighted Average DSCR – 2.12x
- Weighted Average LTV – 48%

Concentrated in Chicago MSA

No Significant Tenant Concentrations

- No Big Box/Anchor Exposure
- Minimal Single Tenant Exposures

Largest Exposure is Less Than 5% of Capital and ALLL

- Average Loan Size - $659,000

All financial information as of December 31, 2020 unless indicated otherwise.

1 – 4 Family and Consumer **Loan Portfolio**


4%
19%
77%

- 1 – 4 Family - Owner Occupied ($33MM)
- 1 – 4 Family – Non-Owner Occupied ($8MM)
- Consumer ($2MM)

Concentrated in Chicago MSA

Legacy Portfolio Status

- 57% decline in Residential / Home Equity loan portfolio balances since 2017

91% of the 1 – 4 Family Loans are 1st Liens

Portfolio Status

- Residential / Home Equity Loans: Legacy portfolio status – No new loans since 2017
- Consumer Loans: Micro-credit loans & lines of credit for retail deposit customers

All financial information as of December 31, 2020 unless indicated otherwise.

Loan Origination **Priorities**

1 Commercial Finance/Healthcare

- Chicago MSA commercial lending to small and lower-middle market companies
- Working Capital finance to Equipment Finance lessors
- Working Capital finance to commercial and governmental borrowers nationwide
- Working Capital and Equipment finance to selected hospitals, healthcare professional practices, ambulatory/surgical centers, residential care and medical suppliers, non-profit community healthcare providers, and home health care on national basis based on specific market underwriting

2 Equipment Finance

- Focus on publicly-traded/rated, governmental, middle-market and small-ticket lessees

BankFinancial Corporation

Loan Portfolio **Trends**

Given recent market uncertainty, management elected to hold back on loan originations in an effort to appropriately mitigate risk.

	12/31/20 (000's)	12/31/13 (000's)	7-Year CAGR%
TARGETED LOAN TYPES			
Commercial Loans & Leases	$405,057	$241,367	7.7%
Multi-Family	$452,241	$396,058	1.9%
SUBTOTAL	**$857,298**	**$637,425**	**4.3%**
OTHER LOAN TYPES			
Non-Residential Real Estate	$108,658	$263,567	(11.9%)
1 – 4 Family & Consumer	$43,503	$203,699	(19.8%)
Construction and Land	$499	$6,570	(30.8%)
SUBTOTAL	**$152,660**	**$473,836**	**(14.9%)**
TOTAL	**$1,009,958**	**$1,111,261**	**(1.4%)**

All financial information as of December 31, 2020 unless indicated otherwise.

BankFinancial Corporation

COVID-19 Update

Loan Deferrals Currently Below 1%

1-4 Family

- CARES Act 4013 Modifications – 10 / $1.4MM
- Outstanding Deferred Balances – $8,000

Multifamily

Illinois:

- CARES Act 4013 Modifications – 8 / $3.1MM
- Outstanding Deferred Balances – $17,000

Other:

- CARES Act 4013 Modifications – 0 / $0MM
- Outstanding Deferred Balances – $0

Non-Residential Real Estate

- CARES Act 4013 Modifications – 12 / $5.8MM
- Outstanding Deferred Balances – $28,000

Commercial Finance

- CARES Act 4013 Modifications – $0

Equipment Finance

- CARES Act 4013 Modifications – 23 / $6.1MM
- Deferrals have been re-amortized to maturity

Modification totals are as of December 31, 2020.

BankFinancial Corporation

Funding **Composition**

92% Core Funded


0.8%
17.6%
21.8%
59.8%
Retail Core ($835MM)
Commercial Core ($305MM)
Retail Certificates of Deposit ($246MM)
Other ($11MM)

Retail:	Core Transactional ($835MM) Certificates of Deposit ($246MM)
Commercial:	Core Transactional ($305MM)
Other:	Wholesale Certificates of Deposit ($7MM) Other Borrowings ($4MM)

Traditional and Digital Banking Channels

Over 90% of Direct Customer Transactions via Electronic/Online/Mobile

Stable Funding Composition

Wholesale Funding ($11MM) represent less than 1% of Total Funding

All financial information as of December 31, 2020 unless indicated otherwise.

4

Risk Management

Risk Assessment **Overview**

1 Enterprise Risk Assessment

- Comprehensive capital and asset allocation assessment for credit risk and concentration risk management
- Incorporates specific Risk Assessments for Multi-Family Real Estate Lending, Equipment Finance and Commercial Finance
- Enterprise Risk Assessment & Business Plan thus align with market conditions and opportunities

2 Credit Risk Assessments

- Market-focused assessments based on competitive and geographic-specific information, as applicable
- Product development aligned with Credit Risk Assessments

Loan Portfolio – Lending Overview

1 Multi-Family Real Estate Lending

- Geographic diversity in markets with strong economic and employment growth (TX, FL, NC, SC, CO)
- Focused on rent-by-necessity apartment tenant market
- Demand for units typically exceeds supply, as new MF projects exceed tenant ability-to-pay
- Risk segmentation using dual-note structure:
  - "**A Note**": Minimum 1.40X DSC / Maximum 65% LTV / 50% Risk-Weighted Capital Eligible
  - "**B Note**": Minimum 1.20X DSC / Maximum 75% LTV – Fixed-Rate, Fully Amortizing 25 Year Maturity Term
  - **Loan-Level Stress Testing**: Interest Rate, Vacancy & Collection, Capitalization Rate
- Capital Markets Capability for Opportunities Exceeding Portfolio Parameters

2 Equipment Finance

Portfolio Objectives:

- IG Corporate: 10%
- Government: 25%
- Other Corporate: 25%
- Middle: 20%
- Small: 10%

- Industry- and geographic-diversified portfolio of leveraged leases or equipment finance agreements
- Essential-Use Equipment, Technology & Software Applications
- No Current Residual Valuation Exposure

3 Commercial Finance

Portfolio Objectives:

- Commercial: 25%
- Government: 30%
- Healthcare: 30%
- Specialty: 15%

- Industry- and geographic-diversified portfolio categories
- DSC / Asset-Based / AR Factoring Capabilities
- Cash Dominion Controls Via BFNA Lockbox or Bank Deposit Account Control Agreements (DACA)

BankFinancial Corporation

Loan Portfolio – Controls Overview

1 Originations

- Standard conforming products defined for all commercial credit originations
- Centralized underwriting – no individual lender authority
- Dual-signature or Management Committee approval/disbursement controls
- Board Asset Quality or Board of Directors approvals also required under certain circumstances

2 Portfolio Management

- Portfolio Management Committee monitors loan covenant compliance, Borrowing Base & Field Audit review function, and portfolio trend analyses, including annual portfolio-level stress test on Commercial RE portfolio
- Annual Loan Review conducted by Portfolio Management Committee independent of lender
- Independent Loan Risk Rating Committee

3 Audit

- Periodic operational audits conducted by Internal Audit Division for policy and procedure compliance
- Annual External Loan Review conducted by external review firm

4 ALLR / CECL

- National & Local Risk Factors – uses independent economic data pursuant to Credit Risk Assessments
- Loan-level reserve & loss ratios based on portfolio experience for each defined commercial credit product
- **2020**: Provisional/precautionary reserves established for Multi-Family and Commercial RE due to COVID-19

Rate Shock Scenario Analysis

Increase (Decrease) in Estimated Net Interest Income


6.2%
5.2%
3.8%
2.0%
(3.5%)
$2,930
$2,441
$1,786
$966
($1,646)
+400bps
+300bps
+200bps
+100bps
-100bps
($000s)
%

Source: Company 10-K filing

BankFinancial Corporation

5 Appendix

Non-GAAP Reconciliation

	For the three months ending,				
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20
Non-Recurring Revenue	(25)	(2)	0	0	(3)
Non-Recurring Expense	0	(18)	(104)	(219)	(110)
Amortization Expense & Goodwill Impairment	(14)	(14)	(7)	(6)	(7)
Pre-Tax Excluded items	**($39)**	**($34)**	**($111)**	**($225)**	**($120)**
Non-Recurring Revenue	($20)	($2)	$0	$0	($2)
Non-Recurring Expense	$0	($14)	($82)	($173)	($87)
Amortization Expense & Goodwill Impairment	($11)	($11)	($6)	($5)	($6)
After-Tax Excluded items	**($31)**	**($27)**	**($88)**	**($178)**	**($95)**
Net Income to Common	$3,390	$2,418	$2,352	$1,948	$2,445
(-) After-Tax Excluded Items	($31)	($27)	($88)	($178)	($95)
Core Net Income to Common	**$3,421**	**$2,445**	**$2,440**	**$2,126**	**$2,540**
Average Assets	$1,496,379	$1,465,253	$1,541,352	$1,599,148	$1,588,887
Average Common Equity	$175,977	$175,069	$173,677	$173,266	$173,649
(-) Average Intangibles	$48	$34	$24	$17	$11
Average Tangible Common Equity	**$175,929**	**$175,035**	**$173,654**	**$173,249**	**$173,639**
Core Return on Average Assets	0.91%	0.67%	0.63%	0.53%	0.64%
Core Return on Average Tangible Common Equity	7.78%	5.59%	5.62%	4.91%	5.85%
Return on Average Assets (GAAP)	0.91%	0.66%	0.61%	0.49%	0.62%
Return on Average Tangible Common Equity (GAAP)	7.73%	5.55%	5.43%	4.51%	5.65%

BankFinancial Corporation

Interest Coverage & Double Leverage

	Year ended December 31, 2016	2017	2018	2019	Year ended December 31, 2020	Pro Forma[1]
Investment in Subsidiaries	$ 176,756	$ 188,873	$ 173,253	$ 164,847	$ 161,678	161,678
Consolidated Equity	204,780	197,634	187,150	174,372	172,930	172,930
Double Leverage Ratio	**86.3%**	**95.6%**	**92.6%**	**94.5%**	**93.5%**	**93.5%**
Interest Coverage						
Earnings:						
Income from Continuing Operations before Taxes	$ 12,200	$ 16,194	$ 26,048	$ 15,897	$ 12,760	$ 12,760
Excluded Items [2]	$ -	$ 1,076	$ (8,305)	$ (251)	$ 456	$ 456
Income from Continuing Operations before Taxes & Non-Recurring Items	$ 12,200	$ 17,270	$ 17,743	$ 15,646	$ 13,216	$ 13,216
(+) FHLB and other borrowings interest	106	651	2	2	-	-
(+) Interest attributable to $20.0mm subordinated raise	-	-	-	-	-	800
Pre-Tax Earnings (net of deposit interest expense)	$ 12,306	$ 17,921	$ 17,745	$ 15,648	$ 13,216	$ 14,016
(+) Interest on deposits	3,864	5,438	8,561	13,128	6,988	6,988
Pre-Tax Earnings (including deposit interest expense)	$ 16,170	$ 23,359	$ 26,306	$ 28,776	$ 20,204	$ 21,004
Interest Expense:						
FHLB and other borrowings interest	$ 106	$ 651	$ 2	$ 2	$ -	$ -
Interest attributable to $20.0mm subordinated raise	-	-	-	-	-	800
Interest expense, excluding interest on deposits	$ 106	$ 651	$ 2	$ 2	$ -	$ 800
Interest on deposits	3,864	5,438	8,561	13,128	6,988	6,988
Interest expense, including interest on deposits	$ 3,970	$ 6,089	$ 8,563	$ 13,130	$ 6,988	$ 7,788
Interest Coverage (excluding deposit interest expense) - A / C	**116.1x**	**27.5x**	*NM*	*NM*	*NM*	**17.5x**
Interest Coverage (including deposit interest expense) - B / D	**4.1x**	**3.8x**	**3.1x**	**2.2x**	**2.9x**	**2.7x**

(1) BFIN intends to hold all proceeds at the holding company; should proceeds be downstreamed the pro forma double leverage would be 104% assuming 2 years of interest expense associated with the offering is held at the holding company

(1) Excluded items represent non-recurring revenues and expenses as defined by S&P Global Market Intelligence